UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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MACKENZIE REALTY CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MACKENZIE REALTY CAPITAL, INC.
1640 SCHOOL STREET
MORAGA, CA 94556
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of MacKenzie Realty Capital, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of MacKenzie Realty Capital, Inc., a Maryland Corporation (the “Company”), will be held on September 18, 2014, at 1:30 p.m. Pacific Time at 1640 School Street, Moraga, CA for the following purposes:

1.	To grant the Company authority to sell its common shares for less than net asset value in its initial public offering, subject to certain conditions; and

2.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Stockholders may also transact any other business that properly comes before the meeting.

Stockholders of record as of the close of business on July 30, 2014, are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Company,

/s/ Chip Patterson

Chip Patterson
Secretary
September 5, 2014

Moraga, California

All stockholders are cordially invited to attend the special meeting in person.  This is an important meeting. To ensure proper representation at the special meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Please see the proxy statement and the enclosed proxy for details about voting. Even if you vote your shares prior to the special meeting, you still may attend the special meeting and vote your shares in person.

MACKENZIE REALTY CAPITAL, INC.
1640 SCHOOL STREET
MORAGA, CA 94556

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

September 18, 2014

This proxy statement is being sent to you by the Board of Directors of MacKenzie Realty Capital, Inc. (the “Company,” “we” or “us”).  The Board of Directors is asking you to vote your shares either through granting a proxy or in person at a special meeting of stockholders to be held on September 18, 2014, at 1:30 p.m. Pacific Time at 1640 School Street, Moraga, CA.  Stockholders of record at the close of business on July 30, 2014 (the “Record Date”) are entitled to vote at the meeting as set forth in this proxy statement.  This proxy statement is first being mailed to stockholders on or about September 5, 2014.

If you properly sign and date the accompanying proxy card or otherwise provide voting instructions and the Company receives it in time for the special meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the proposal to authorize the Company to sell or issue shares of common stock to investors at a per share price that is less than the Company's then-current net asset value per share.

PROPOSAL ONE

APPROVAL TO SELL COMMON SHARES
 BELOW NET ASSET VALUE

Our initial public offering (the “IPO”) of our common shares (the “Common Shares”) has begun.  We have registered our Common Shares for sale in the IPO under a registration statement on Form N-2 (the “Registration Statement”), which includes a prospectus (the “Prospectus”).  We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”).  As a result, we may sell our Common Shares in our IPO, so long as the net sale price to us (after the deduction of offering expenses) is at least equal to the net asset value share (the “NAV”) of our Common Shares. The 1940 Act permits us to sell our Common Shares below NAV with the consent of a majority of our common stockholders or under certain other circumstances. We are seeking the consent of a majority of our common stockholders so that we may, in our IPO, sell our Common Shares at a price below our then-current NAV per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring one year from the date of this special meeting.

The Board of Directors believes that our having the ability to issue our Common Shares below NAV in the IPO will benefit all of our stockholders by enabling us to sell more Common Shares in the IPO at a sales price of $10 per share.  As discussed in the Prospectus, if our Common Shares are sold at $10 per share with selling expenses estimated to be 13%, we will sell the Common Shares below NAV per share.  No public market currently exists to establish the market value of our Common Shares. Absent the approval of this proposal by the holders of a majority of our Common Shares, we may not be able to raise our targeted amount of $50,000,000 in the IPO. The Board of Directors has approved submitting this proposal to our stockholders for their approval.

To the extent we issue Common Shares above or below NAV in the IPO, our market capitalization and number of our Common Shares will increase, thus affording all stockholders ownership in a company with a larger asset base, which could decrease the per-share expense load and result in a more diversified portfolio.

Upon stockholder approval, we will only sell Common Shares below NAV in the IPO if the following condition is met: all of our independent directors make a determination, based on information and a recommendation from our investment adviser, MCM Advisers, LP (the “Adviser”), 1640 School Street, Moraga, California 94556, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to our long-term distribution growth.

The base management fee we pay to our Adviser is based on our “Managed Funds,” which are defined in our Investment Advisory Agreement (“Advisory Agreement”) with our Adviser as the number of Common Shares issued, multiplied by their sale price, plus any borrowed funds. Our Adviser is controlled directly or indirectly by our officers and certain of our directors, among others. Therefore, our Adviser’s interest in determining whether to recommend that we issue Common Shares below NAV may conflict with our interests and the interests of our stockholders.

Before voting on this proposal, common stockholders should consider the potentially dilutive effect of the issuance of Common Shares at less than NAV per share on the NAV per outstanding Common Share. Any sale of Common Shares at a price below NAV would result in an immediate dilution on the NAV per outstanding Common Share to existing common stockholders of as much as 13%, depending on several factors described below. The 1940 Act establishes a connection between common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in our net assets.  Our current common stockholders should also consider that they have no subscription, preferential or preemptive rights to acquire additional Common Shares proposed to be authorized for issuance in the IPO, and thus any issuance of Common Shares in the IPO will dilute such stockholders’ holdings of Common Shares as a percentage of Common Shares outstanding. Please find below an example of the amount of dilution that could occur based upon the number of Common Shares sold.

DILUTION

The potential per-Share dilution to investors in the IPO would be represented by the amount by which the offering price per Common Share exceeds our pro forma NAV per Share after the completion of the IPO. Net asset value per Common Share is determined by dividing our NAV, which is our gross assets less total liabilities, by the number of outstanding Common Shares.

Our March 31, 2014, NAV was $7,837,535, or $10.25 per Common Share. This amount is net of $550,000 of “Organization and Offering Expenses” (as defined in the Prospectus) paid through that date.  After giving effect to the sale of 5,000,000 Common Shares in the IPO at a public offering price of $10 per Share, and after deducting the selling commissions, the “Dealer Manager Fee” (as defined in the Prospectus), diligence payments and the “Portfolio Structuring Fee” (as defined in the Advisory Agreement) aggregating (a maximum of) $6,458,940, our pro forma NAV is expected to be approximately $51,022,595, or approximately $8.91 per Common Share.

Since March 31, 2014, and through August 15, 2014, we have issued 303,647.67 shares, including shares issued under our dividend reinvestment plan.  The dilution information, dilution tables, and NAV reflected herein do not reflect the issuance of these additional shares, but the newly issued shares are entitled to vote at the meeting.

Examples of Dilutive Effect of the Issuance of Common Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a stockholder if we issued 1,500,000, 3,000,000, 4,000,000 and 5,000,000 Common Shares in the IPO, at a discount to the then-current NAV.

The examples are based upon our NAV as of March 31, 2014, as of which we had 764,417 Common Shares outstanding, with net assets of $7,837,535, or NAV per Common Share of $10.25.  The table illustrates the dilutive effect on a stockholder of (i) the sale of an additional 1,500,000 Common Shares in the IPO, (ii) the sale of another 1,500,000 Common Shares in the IPO, (iii) the sale of another 1,000,000 Common Shares in the IPO, and (iv) the sale of another 1,000,000 Common Shares in the IPO.  The table assumes all Common Shares are sold at $10 per Share and that the aggregate offering expenses and commissions, in addition to the Portfolio Structuring Fee, are 13%.

	As of March 31, 2014	Example 1 1,500,000 Shares Sold	Example 2 3,000,000 Shares Sold	Example 3 4,000,000 Shares Sold	Example 4 5,000,000 Shares Sold

Price per Share	$10.00	$10.00	$10.00	$10.00	$10.00
Net Proceeds per Share to MRC	$10.00	$8.70	$8.70	$8.70	$8.70

Net Assets After Transactions
NAV	$7,837,535	$20,887,535	$33,937,535	$42,637,535	$51,022,595
Total Shares Outstanding	764,417	2,264,417	3,764,417	4,764,417	5,764,417
NAV per Share	$10.25	$9.22	$9.02	$8.95	$8.91
Change	--	(10.01%)	(12.05%)	(12.69%)	(13.00%)

REQUIRED VOTE

The proposal must be approved by (a) the affirmative vote of “a majority” of the Common Shares outstanding on the Record Date, and (b) the affirmative vote of “a majority” of the Common Shares outstanding on the Record Date which are not held by “affiliated persons” of the Company, which under the 1940 Act include our directors, officers, 5% stockholders and persons who control or who are controlled by us.  For these purposes, the 1940 Act defines “a majority” of our Common Shares as either (y) 67% or more of the Common Shares present at the Special Meeting if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (z) 50% of the outstanding Common Shares, whichever is less.

For the purpose of determining whether a majority of the Common Shares approved this proposal, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSAL TO ALLOW US TO SELL OUR COMMON SHARES BELOW NET ASSET VALUE.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of August 15, 2014, we had 1,068,064.67 Common Shares outstanding. The following table contains ownership information, as of August 20, 2014, for our Common Shares for those persons who, directly or indirectly, own, control or hold with the power to vote, 5.0% or more of our common stock, and all of our officers and directors, as a group.

		As of August 20, 2014
Name	Type of Ownership	Shares Owned	Percentage
MP Income Fund 16, LLC (1)	Direct	98,317	9.2%
MP Income Fund 18, LLC (1)	Direct	79,790	7.5%
MP Income Fund 19, LLC(1)	Direct	58,710	5.5%
MP Value Fund 5, LLC (1)	Direct	103,970	9.7%
MP Value Fund 7, LLC (1)	Direct	139,220	13.0%
MPF Flagship Fund 9, LLC (1)	Direct	143,730	13.5%
MacKenzie Patterson Special Fund 6, LLC (1)	Direct	67,230	6.3%
All officers and directors as a group (6 persons)	--	10,000	0.9%

(1)	Unless otherwise noted, the address of each shareholder is 1640 School Street, Moraga, CA 94556.

MORE INFORMATION ABOUT THE MEETING

How To Vote.  Stockholders may vote in person at the Special Meeting or by proxy.  You may revoke your proxy at any time by (i) returning a later-dated signed proxy card no later than the close of business on September 17, 2014, (ii) delivering a written notice of revocation to the Company’s Secretary, Chip Patterson, 1640 School Street, Moraga, California 94556, or (iii) voting in person at the meeting.

Meeting Expenses.  The expenses of preparing, printing and mailing the accompanying notice and this proxy statement and all other costs in connection with the special meeting will be borne by the Company.  We will not pay any representatives of ours or of our Adviser any additional compensation for their efforts to supplement this solicitation.

Quorum.  On the Record Date, there were 1,068,064.67 Common Shares outstanding and entitled to be cast.  The presence of holders of Common Shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum.  For purposes of determining the presence or absence of a quorum, Common Shares present at the special meeting that are not voted will be treated as Common Shares that are present at the meeting but have not been voted.

If a quorum is not present in person at the special meeting, the chairman of the meeting shall have the power to adjourn the special meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the special meeting.

Annual Report.  Our Annual Report on Form 10-K for the year ended June 30, 2013, is available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com.

By Order of the Board of Directors

/s/ Chip Patterson

Chip Patterson
Secretary

September 5, 2014

MACKENZIE REALTY CAPITAL, INC.
Proxy Solicited on Behalf of the Board of Directors
for Special Meeting of Stockholders
September 18, 2014

The undersigned hereby appoints Glen Fuller and/or Chip Patterson and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of MACKENZIE REALTY CAPITAL, INC. (the “Company”) held of record by the undersigned on July 30, 2014 at the Special Meeting of Stockholders of the Company to be held on September 18, 2014 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned shareholder.  If directions are not given, the proxy will be voted for proposals in items 1 and 2.  The proxies, in their discretion, are further authorized to vote on other matters which may properly come before the Special Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please Mark Here for Address Change or Comments SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN
1. To grant the Company authority to sell its common shares for less than net asset value in its initial public offering, subject to certain conditions set forth in the proposal;
2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.
Signature _____________________________	Signature _____________________________	Date _______________

Please sign your name exactly as it appears hereon.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.  If shares are held jointly, each holder should sign.